                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            IN ACCORDANCE WITH SECTION 906 OF THE SARBANES-OXLEY ACT

            In  connection  with the  quarterly  report  of New  Century  Equity
Holdings  Corp.  (the  "Company")  on Form 10-Q for the quarter  ended March 31,
2005, as filed with the Securities  and Exchange  Commission on the date hereof,
I, Steven J. Pully, Chief Executive Officer of the Company, certify, pursuant to
18 U.S.C.  ss.1350,  as adopted pursuant to ss.906 of the  Sarbanes-Oxley Act of
2002, to the best of my knowledge that:

      (1)   The Form 10-Q report for the quarter  ended  March 31,  2005,  filed with the Securities and Exchange  Commission on May 16, 2005,  fully complies  with the  requirements  of  Section  13(a) or 15(d) of the
            Securities Exchange Act of 1934; and

      (2)   The  information  contained  in the Form 10-Q report for the quarter ended March 31, 2005 fairly presents, in all material respects,  the financial  condition and results of operations of New Century Equity
            Holdings Corp.

By:  /s/ Steven J. Pully                             Date:  May 16, 2005
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        Steven J. Pully
     Chief Executive Officer